                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                          --------------------------

             TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Commission File No. 0-2733


                            Aztec Manufacturing Co.
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             (Exact name of registrant as specified in its charter)


Date of Report (Date of earliest event reported): February, 25, 1997 Amendment of March 13, 1996 Form 8-K/A-Signature Page



               Texas                                      75-0948250
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(State of incorporation or organization)               (I.R.S. Employer
                                                      Identification No.)


 400 N. Tarrant St., Crowley, TX                        76036
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:   (817) 297-4361



                                 Not Applicable
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         (Former name or former address, if changes since last report)

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      AZTEC MANUFACTURING CO.

                                      By: /s/ Dana L. Perry
                                      ---------------------
                                      Dana L. Perry
                                      Vice President of Finance
                                      and Chief Financial Officer,
                                      Assistant Secretary



Dated: 2-25-97
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